EXHIBIT 99(b)

                    Certification of Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

        In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of Citizens Holding Company (the "Company"), as filed with the Securities Exchange Commission on the date hereof (the "Quarterly Report"), I, Robert T. Smith, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)     the Quarterly Report fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2003                           /s/ Robert T. Smith
                                             -----------------------------------
                                             Robert T. Smith
                                             Chief Financial Officer